* IMPORTANT NOTE:  CERTAIN  MATERIAL,  INDICATED BY AN ASTERISK ("*"),  HAS BEEN
OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL AND PROPRIETARY
----------------------------

                                  IRU AGREEMENT

                                 BY AND BETWEEN

                       PATHNET OPERATING, INC., AS GRANTOR

                                       AND

                      ENRON BROADBAND SERVICES, AS GRANTEE

                             DATE: January 18, 2001

                                                   IRU AGREEMENT

         THIS IRU AGREEMENT  (this  "Agreement")  is made and entered into as of January 18, 2001 (the  "Effective
                                     ---------                                                           ----------
Date") by and between Pathnet Operating,  Inc., a Delaware corporation  ("Pathnet"),  and Enron Broadband Services,
----                                                                      -------
Inc., an Oregon corporation ("Customer").
                              --------

                                                     RECITALS
                                                     --------

         A.       Pathnet  owns or is planning  to  construct a fiber  optic  communication  system (the  "Pathnet
                                                                                                           --------
System")  between the city pairs and locations  identified in Exhibit A, which is attached hereto and  incorporated
                                                              ---------
herein by this reference (the "System Route").
                               ------------

         B.       Customer  desires to be granted the right to use,  and Pathnet is willing to grant to Customer an indefeasible  right to use certain  dark fibers and  Associated  Conduit in the  Pathnet  System,  on the terms and conditions set forth below.

         C.       Each  defined  term shall have the meaning set forth in this  Agreement  where such term is first used,  or, if no meaning is so set forth,  the  meaning  ascribed  to such term in the  Glossary  of Terms which is attached hereto and incorporated herein by this reference.

         Accordingly,  in  consideration  of the mutual  promises  set forth  below,  and other  good and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                                    ARTICLE 1.
                                                   GRANT OF IRU
                                                   ------------

         1.1      Pathnet  hereby grants to Customer,  and Customer  hereby accepts from Pathnet,  an  indefeasible right to use (the "IRU"):
                   ---

                  (a)      Six (6) dark  fibers on the  segment  from  Chicago,  IL to  Denver,  CO,  which will be specifically  identified by Pathnet in the Pathnet System,  as more  particularly  described in Exhibit A, attached hereto and  incorporated  herein,  and  meeting  the  specifications  set forth in Exhibit D,  attached  hereto and incorporated herein (the "Customer Fibers"); and in
                          ---------------

                  (b)      an undivided  interest in the Conduit  containing  the Customer  Fibers,  calculated pro rata and based upon the ratio of the number of Fibers in the  Conduit to the total  number of fibers in the Conduit
(the "Associated Conduit").
      ------------------

         1.2      The IRU is granted on the terms and subject to the  covenants  and  conditions  set forth in this
Agreement.  The IRU shall be exclusive as to the Customer Fibers,  and  nonexclusive as to the Associated  Conduit.
The IRU does not include the right of Customer to own, control,  maintain,  modify or revise the Customer Fibers or
Associated  Conduit,  or the right of physical access to, the right to encumber in any manner,  or other use of the
Pathnet  System except as expressly  set forth  herein.  Customer's  rights in the Customer  Fibers and  Associated
Conduit are hereinafter referred to as the "Customer System").

         1.3      Each party shall have full and complete  control and  responsibility  for determining any network and service  configuration  or designs,  routing  configurations,  regrooming,  rearrangement  or  consolidation of channels or circuits and all related functions with regard to the use of that party's fiber.

         1.4      Customer  acknowledges  and  agrees  that,  except as  provided  in section  7.2,  Pathnet is not supplying  nor is Pathnet  obligated to supply to Customer any  optronics or  electronics  or optical or electrical equipment or other  facilities,  including  without  limitation,  generators,  batteries,  air  conditioners,  fire protection and monitoring  and testing  equipment,  all of which are the sole  responsibility  of Customer,  nor is
Pathnet responsible for performing any work other than as specified in this Agreement.

         1.5      The Acceptance Date shall be as set forth in Section 4.1.

         1.6      [Intentionally omitted.]

                                                    ARTICLE 2.
                                              CONSIDERATION FOR GRANT
                                              -----------------------

         2.1      In  consideration  of the grant of the IRU hereunder by Pathnet to Customer,  Customer  agrees to pay to  Pathnet,  within  five (5) days  after the  Acceptance  Date,  an IRU fee (the "IRU  Fee") of the amount of
                                                                                        --------
"*",  payable on the Delivery Date.  Payment shall be made to an escrow account specified by Pathnet..

2.2      In addition to the amounts  payable under  Section 2.1,  Customer shall pay directly or reimburse  Pathnet for all costs and expenses to be paid by Customer as set forth in this Agreement,  including,  without  limitation, the costs and expenses described in Articles 7, 8 and 13.

2.3      The  consideration for the use of the space in Pathnet's  facilities  described in section 7.2 shall be as provided in the Collocation Agreement attached hereto as Exhibit H, and payable as set forth therein.

         2.4      Customer  shall pay the IRU Fee by wire transfer of  immediately  available  funds to the account or accounts designated by Pathnet.

         2.5      If Customer  fails to make any payment  under this  Agreement  when due, such amount shall accrue interest  from the date such  payment is due until paid,  including  accrued  interest  compounded  monthly,  at an annual rate of twelve  percent  (12%) or, if lower,  the  highest  percentage  allowed by law. If a dispute  arises concerning  an amount due by  Customer,  and it is later  determined  that the amount is due and owing to  Pathnet, such amount shall bear interest from the date when due until paid, at the foregoing rate.

                                                     ARTICLE 3

                                               INTENTIONALLY OMITTED

                                                    ARTICLE 4.
TESTING AND WARRANTY
--------------------

         4.1.     Testing.
                  -------

         (a)      Pathnet shall test all Customer Fibers in accordance  with the procedures  specified in Exhibit C
                                                                                                          ---------
("Fiber  Testing") to verify that the Customer  Fibers have been  installed and  operating in  accordance  with the
  --------------
specifications  described  in Exhibit C.  Pathnet  shall  deliver a copy of the test  results to  Customer no later
                              ---------
than ten (10) days after  completion  of testing.  If,  within ten (10) days after receipt by Customer from Pathnet of the initial test results or of the results of  re-testing  as set forth below,  Customer  reasonably  determines that the test results are  unacceptable,  Customer shall,  within such ten (10) day period,  notify Pathnet of such determination  and Customer shall have the right, but not the obligation,  at its sole expense,  to conduct its own fiber  acceptance  testing  of the  Customer  Fibers  to verify  that they are  operating  in  accordance  with the specifications  in Exhibit C ("Fiber  Acceptance  Testing").  Customer shall commence its Fiber Acceptance  Testing
                   ----------------------------------------
of the  Customer  Fibers  within ten (10) days of such notice to Pathnet and shall  complete  such  testing  within fourteen (14) days thereafter.  Pathnet shall have the right,  but not the obligation,  to have a person or persons present to observe and validate  Customer's  Fiber  Acceptance  Testing.  Within ten (10) days of the conclusion of
Customer's  Fiber  Acceptance  Testing of the Customer  Fibers,  Customer shall provide  Pathnet with a copy of the test results and notify  Pathnet in writing of  acceptance of the Customer  Fibers or that the Customer  Fibers are unacceptable.

         (b)      In the event the results of  Customer's  tests of the Customer  Fibers show the  Customer  Fibers are not operating  within the parameters of the applicable  specifications  and Customer has so notified Pathnet in writing,  Pathnet  shall  expeditiously  take such action as shall be  reasonably  necessary  with  respect to such portion of the  Customer  Fibers that do not  operate  within the  parameters  of the  specifications  to bring the operating  standards of such portion of the Customer Fibers within such  parameters.  After taking such actions and re-testing  of the  Customer  Fibers,  Pathnet  shall  provide  Customer  with a copy of the new test  results  and
Customer  shall  again have the right to conduct its own Fiber  Acceptance  Testing as set forth  above.  The cycle described above of testing,  taking  corrective  action and re-testing  shall take place as many times as necessary to ensure that the Customer Fibers operate within the parameters of the applicable specifications.

                  (c)      Customer  shall be  deemed to have  accepted  the  Customer  Fibers  unless it  notifies
Pathnet  within ten (10) days of receipt of the test  results,  as  specified  in this  Section 4 that such results are  unacceptable.  If the test results of Customer's  Fiber  Acceptance  Testing are within the  parameters of the specifications  in Exhibit C, Customer shall,  within ten (10) days of receipt of Customer's test results,  provide
                   ---------
Assignor  with a written  notice  accepting  the  Customer  Fibers.  The date of this  notice or the date of deemed acceptance, as the case may be, of the Customer Fibers for all Assigned Segments shall be the "Acceptance Date."

                  (d)      The  Customer  Fibers  will  be  terminated  at  a  fiber   distribution  panel  in  the
Facilities.  Customer shall provide its own stub cables from the fiber distribution panel to Customer's equipment.

4.2      Warranty.  Beginning on the  Effective  Date,  and ending twelve  months  following  the  Effective  Date,
         --------
Pathnet shall warrant that,  except for those items that are supplied or specified by Customer the Customer  Fibers shall comply with the  specifications  set forth in Exhibit C. If within one year  following  the  Effective  Date,
                                                    ---------
Customer  discovers  that the Customer  Fibers do not meet the warranty  described  above,  Pathnet  shall,  within fifteen  (15) days of receipt of written  notice of such defect from  Customer,  inspect such  Customer  Fibers and promptly  thereafter,  and at no cost to Customer,  correct any such defect or notify Customer of its dispute as to any defects  recited in Customer's  notice.  EXCEPT AS SET FORTH IN THIS SECTION OR IN ARTICLE 21, PATHNET MAKES NO
WARRANTY,  EXPRESS OR IMPLIED,  WITH RESPECT TO THE CUSTOMER FIBERS OR OTHER ASSOCIATED  MATERIALS FOR THE CUSTOMER
FIBERS,  INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE,  AND ALL SUCH WARRANTIES ARE
EXPRESSLY  DISCLAIMED.  IN ADDITION,  PATHNET MAKES NO WARRANTIES OR  REPRESENTATIONS  OF ANY TYPE  CONCERNING  THE
INTEGRITY OR PERFORMANCE OF THE MATERIALS FURNISHED OR DESIGNATED BY CUSTOMER.

(a)      With respect to items of materials  furnished  or  specified  by Customer,  Pathnet  agrees to pass on and assign to Customer any warranty it may have received from the  manufacturer  or supplier,  to the extent that it is assignable.

(b)      Customer's  sole and exclusive  remedy for breach of the  warranty,  shall be repair and  replacement,  at
Pathnet's  expense,  of the portions of Customer Fibers found to be defective.  In no event shall Pathnet be liable to Customer for any  indirect,  exemplary,  special or  consequential  damages,  including  but not limited to lost profits or the cost of providing or obtaining alternative service.

                                                    ARTICLE 5.
                                                  DOCUMENTATION
                                                  -------------

         Not later than sixty (60) days after the  Facilities  Delivery Date,  Pathnet shall provide  Customer with the following documentation:

                  (a)      As-built   drawings  in  accordance  with  the   requirements   described  in  Exhibit B
                                                                                                          ---------
("As-Builts").
-----------

                  (b)      Technical  specifications  of the optical fiber cable and  associated  splices and other equipment placed in the Pathnet System.

                                                    ARTICLE 6.
                                                      TERM
                                                      ----

6.1      The grant of the IRU shall become  effective on the  Effective  Date and shall extend until June 30, 2020.
The period of the IRU is herein  defined as the "Initial  Term."  Subject to the  conditions  and  limitations  set
                                                 -------------
forth below,  and subject to the extension of the Underlying  Rights,  Customer may, by written notice,  extend the
IRU grant and this  Agreement  for an  additional  ten (10) year period or such  shorter  period as required by the
Underlying  Rights,  and, if it has so elected to so extend,  it may, by written  notice,  extend the IRU grant and this  Agreement  for a second ten (10) year period or such  shorter  period as required  by the  Underlying  Rights
(each of such periods being  referred to herein as a "Renewal  Term").  Customer  shall provide such written notice
                                                      -------------
at least one (1) year in advance of the date the Initial Term or the  extension  thereof  would expire  absent such notice.  Within thirty (30) days after the date on which Pathnet has received  Customer's  written notice  electing to extend the term of this IRU and  requesting a report on the remaining  term of the  Underlying  Rights,  Pathnet will advise Customer of the remaining term of all applicable  Underlying Rights,  and, if such Underlying Rights do not extend for the entire length of the extended  term,  Customer shall have the right to (i) extend this Agreement for the entire  renewal term or for less than the renewal term (but in either of such events  Customer shall obtain renewals of such Underlying  Rights,  in Customer's name, at Customer's sole cost, prior to such renewal term), or, at Pathnet's  option,  in Customer's and Pathnet's names, in which latter case Customer and Pathnet shall share the costs,  with Pathnet paying the costs  attributable  to all IRU holders in the same Cable who claim through Pathnet
(except  Customer  and its  assignees)),  or (ii)  withdraw  its  election  to extend  the term of this  Agreement.
Customer  shall not be  responsible  for any IRU for any Renewal  Term,  but shall be liable for its  Proportionate
Share (as  defined in  Section  9.3) of the costs  incurred  under all  Underlying  Rights,  and all other  charges incurred  under  this  Agreement  during  any  such  Renewal  Term,  including,  without  limitation,  charges  for maintenance,  collocation  services and  Impositions.  Customer  shall have the right (but not the  obligation)  to extend or obtain  modification  of any  Underlying  Right,  on  Customer's  own behalf and at its sole cost, to the extent Customer deems appropriate in connection with any extension of the Term.

         6.2      At the end of the Initial Term or the last Renewal Term, as  applicable,  Pathnet shall  transfer title to the Customer Fibers and Associated  Conduit to Customer  pursuant to a bill of sale reasonably  acceptable to both  parties.  Upon  such  conveyance  the IRU in the  Customer  Fibers  shall  immediately  terminate  and all rights of Customer  pursuant to this  Agreement  shall cease and,  except as to  liabilities  or  obligations  that accrue prior to such termination,  expressly survive  termination or expiration of this Agreement,  or are incurred pursuant to Articles XI, XII,  XIII, XV, or Article XIX,  neither Party shall owe the other any  additional  duties or  consideration  hereunder.  Unless  Pathnet and Customer shall have entered into an Operation,  Maintenance  and
Repair Agreement  substantially  in the form of Exhibit I, Customer shall,  within sixty (60) days after the end of
                                                ---------
the Term (unless the Parties agree to a longer  period),  remove all  electronics  and  equipment  from the System, including any Pathnet  facilities,  at Customer's sole cost, under Pathnet's  supervision.  In the event of failure of Customer  to remove  same  within said  period,  Pathnet  may remove  same at  Customer's  sole  expense,  to be reimbursed  by  Customer  within  thirty  (30) days of  receipt of  Pathnet's  invoice  therefor.  In order for the equipment  or  facilities  of Customer to be or remain  connected  to the System,  Customer  and Pathnet  must have entered into an Operation Maintenance and Repair Agreement substantially in the form of Exhibit I.
                                                                                        ---------

         6.3      It is  understood  and agreed  that  Pathnet  must and does  maintain  legal  title to the entire
Pathnet  System,  subject to the IRU  hereunder.  Notwithstanding  the  foregoing,  it is understood  and agreed as between  the  parties  that the grant of the IRU  hereunder  shall be treated  for  accounting  and federal and all applicable state and local tax purposes as the sale and purchase of the Customer  Fibers,  and that on or after the
Effective  Date,  Customer  shall be treated as the owner of the  Customer  Fibers for such  purposes.  The parties agree to file their respective  income tax returns,  property tax returns,  and other returns and reports for their respective  Impositions  on such  basis  and,  except  as  otherwise  required  by law,  not to take any  positions inconsistent  therewith.  Notwithstanding  the  foregoing,  if a party's  third-party  financial  auditors,  in the exercise of their good faith judgment,  determine that a different  treatment is more  appropriate,  such party may use the treatment  recommended  by its auditors.  In that event,  such party will give written  notice to the other party of the reasons for such requirement as provided by its auditors.

                                                    ARTICLE 7.
                                     NETWORK ACCESS; REGENERATION FACILITIES
                                     ---------------------------------------

         7.1      (a)      The  locations  along  the  Pathnet  System  right-of-way  where  Pathnet   regenerator,
amplifier,  junction  and POP  facilities  are  located  are set forth in  Exhibit E, that is  attached  hereto and
                                                                           ---------
incorporated  herein by this reference (the "Facility  Locations").  Provided that Pathnet has received  payment in
                                             -------------------
full of the IRU Fee, Pathnet shall provide Customer with:

(1)      access to the Pathnet fiber distribution panels at those locations described in Exhibit E-1;
                                                                                         -----------

(2)      the right to space in the  Facilities  as  described  in  Exhibit  E-2 and  Exhibit H.  Customer's  use of
                                                                   ------------      ---------
Facility   Locations  is  subject  to  the  Underlying   Rights   Requirements.   A  description  of  the  material
specifications for the Facility Locations is set forth in Exhibit F.
                                                          ---------

                  (b)      Pathnet  shall provide  Customer with access to the Customer  Fibers by cable stub taken by  Pathnet  from the  Pathnet  System and  delivered  to  Customer's  system at fiber  distribution  panels at the
Facilities (the "Connecting  Points").  Customer shall provide its own cable from the fiber  distribution  panel to
                 ------------------
Customer's equipment.

                  (c)      If Customer  desires  additional  Connecting  Points on the Pathnet System,  the parties will  negotiate in good faith the terms and  conditions  for such  additional  Connecting  Points.  All  Connecting
Points shall be placed at splice points.

                  (d)      All connections shall be performed by Pathnet,  in accordance with Pathnet's  applicable specifications  and  operating  procedures.  The cost of such  connections  will be borne  by  Customer.  It is the responsibility  of Customer to obtain all governmental and other approvals and consents  necessary for the delivery of the cable stub.

                  (e)      Customer shall pay Pathnet's  Costs for each  connection  within thirty (30) days of the date of  Customer's  receipt  of  Pathnet's  invoice  therefor.  In order to  schedule a  connection  of this type,
Customer  shall  request  and  coordinate  such work not less than  ninety  (90)  days in  advance  of the date the connection is requested to be  completed.  Such work will be  restricted  to a Planned  System Work Period,  unless otherwise agreed to in writing for specific  projects.  Subject to all applicable  Underlying Rights  Requirements,
Pathnet shall provide Customer with reasonable  access to the Connecting  Points at all times.  Neither Pathnet nor
Customer shall have any  limitations on the types of  electronics or  technologies  employed to utilize its fibers, subject to Pathnet safety  procedures and so long as such  electronics  or  technologies  do not interfere with the use of or present a risk of damage to any portion of the other party's system.

                  (f)      Pathnet may route the Customer Fibers through  Pathnet's  separate  terminal,  end link,
POP or  regeneration  facilities  at its sole  discretion,  and  Pathnet  shall be  responsible  for all  costs and expenses associated therewith.

         7.2      If Pathnet makes available to Customer space in any Facility  Location,  Customer's  occupancy of such space shall be governed by the terms of Pathnet's standard form of collocation  agreement,  attached hereto as
Exhibit H, as well as the terms of this  Agreement.  In addition,  the provisions of  Section 8.2  shall apply with
---------
respect  to  sharing  of  operating   costs.   Customer  shall  execute  and  deliver  the  collocation   agreement
contemporaneously with the execution and delivery of this Agreement.

                                                    ARTICLE 8.
                                  MAINTENANCE AND REPAIR OF THE PATHNET SYSTEM
                                  --------------------------------------------

8.1      From and after the Fiber  Testing,  the  maintenance of the Pathnet System shall be provided in accordance with  the  maintenance  requirements  and  procedures  set  forth  in  Exhibit G  hereto.  Customer  agrees  to pay
                                                                       ---------
maintenance fees in accordance with the provisions of Exhibit G.
                                                      ---------

8.2      Customer shall pay its share of all set-up  charges and operating  costs incurred by Pathnet in connection with the operation or maintenance  of the  regeneration,  amplifier,  junction and POP or terminal  facilities,  in accordance  with the form of collocation  agreement that is attached hereto as Exhibit G, and  incorporated  herein by this reference.

                                                    ARTICLE 9.
                                     PERMITS; UNDERLYING RIGHTS; RELOCATION
                                     --------------------------------------

         9.1      Pathnet shall obtain and maintain  throughout  the Initial Term all Underlying  Rights  necessary to permit Customer to use and enjoy the IRU Fibers,  its share in the Associated  Conduit and collocation  space as provided  herein.  The IRU granted  hereunder is further  subject and subordinate to the prior right of the grantor of the Underlying  Rights to use the right of way for other business  activities,  including  railroad  operations, telecommunications  uses, pipeline  operations or any other purposes,  and to the prior right of Pathnet to use its rights granted under the Underlying Rights.

         9.2      On Customer's  written request,  Pathnet shall make available for inspection by Customer,  at the location  where  such  records  are kept,  copies of all  information,  documents,  agreements,  reports,  permits, drawings and specifications  that are material to the grant of the IRU to  Customer, including,  without limitation and to the extent  available,  the Underlying  Rights,  to the extent that their terms or other legal  restrictions permit disclosure.  Pathnet may redact confidential or proprietary business terms.

         9.3      If during the Term,  Pathnet is required,  by a party with the  contractual  or legal right to so require,  to  relocate  any part of the  Customer  System,  including  any of the  facilities  used or  required in providing the IRU,  Pathnet shall proceed with such relocation,  including,  but not limited to, the right, in good faith, to reasonably  determine the extent of, the timing of, and methods to be used for such relocation;  provided that (a) any such relocation  shall be constructed and tested in accordance  with the  specifications  and drawings set  forth in  Exhibits B  and C,  and  incorporate  fiber  meeting  the  specifications  set forth in  Exhibit  D;
               ----------      -                                                                        ----------
(b) Pathnet  shall maintain the same end points and Facility  locations of the Customer System;  (c) the relocation shall be coordinated with Customer to minimize any effect on the Customer's  System;  and (d) (i) if the relocation is due to  circumstances  beyond the control of Pathnet,  then Customer shall be responsible for its  Proportionate
Share (as  hereinafter  defined) of any costs in excess of $"*";  (ii) if the relocation is due to the negligence or willful  misconduct  of Pathnet,  or for the  convenience  of Pathnet,  or if it is  required  due to  Pathnet's failure to maintain an Underlying  Right during the Initial  Term,  the  relocation  shall be conducted at the sole cost and expense of Pathnet;  and (iii)  otherwise,  the parties will negotiate in good faith to determine  whether
relocation  is  appropriate   and  how  costs  should  be  allocated.   For  purposes  of  determining   Customer's
Proportionate  Share,  applicable costs (net of  reimbursements  from  third-persons  not having an interest in the
System) shall be allocated  equally across all the conduits in the affected  segment of the System,  and then, with respect to a conduit,  equally among the fibers (whether sold or unsold,  dark or lit) in such conduit.  Customer's
"Proportionate Share" shall be the costs allocated to its individual fibers in such manner.

         9.4      Pathnet shall deliver to Customer  updated  As-Builts  with respect to the relocated  segment not later than ninety (90) days following the completion of such relocation.

         9.6      Pathnet has  obtained or will obtain  Underlying  Rights that have a stated term of not less than the Initial Term.

                                                    ARTICLE 10.
                                               USE OF PATHNET SYSTEM
                                               ---------------------

         10.1     The  requirements,  restrictions,  and/or  limitations  on  Customer's  right to use the Customer
Fibers and Associated Conduit,  and safety,  operational and other rules and regulations imposed in connection with the Underlying Rights are referred to collectively as the "Underlying Rights Requirements."
                                                           ------------------------------

10.2     Customer  represents,  warrants and covenants that it will use the  Customer Fibers and Associated Conduit in  compliance  with and  subject to the  Underlying  Rights  Requirements  and all  applicable  government  codes, ordinances,  laws, rules and  regulations,  provided that such Underlying  Rights  Requirements do not unreasonably and materially interfere with Customer's use and enjoyment of the Customer Fibers and Associated Conduit.

10.3     Subject to the  limitations  set forth in this  Agreement,  Customer may use the  Customer  Fibers and the
Associated  Conduit for any lawful  telecommunications  purpose.  Customer agrees and  acknowledges  that it has no right to use any of the fibers  that are part of the  Pathnet  System,  other than the  Customer  Fibers.  Customer shall  keep all  portions  of the  Pathnet  System  free from any  liens,  rights  or  claims  of any  third  party attributable  to Customer,  except that  Customer  may encumber the IRU granted to Customer in the Customer  Fibers and  Customer's  interest  in  Associated  Conduit,  on the  condition  that the  interest  of any lien  holder  is subordinate  to the  interest  of Pathnet  and other  interests  and rights in and to the  Customer  Fibers and the
Associated Conduit.

10.4     Pathnet acknowledges and agrees that it has no right to use the Customer Fibers during the Term hereof.

         10.5     Customer  and Pathnet  shall  promptly  notify each other of any  matters  pertaining  to, or the occurrence (or impending  occurrence) of, any event which would be reasonably  likely to give rise to any damage or impending damage to or loss of the Pathnet System that are known to such party.

         10.6     Customer  shall  not use its  systems  in a way  that  interferes  in any way  with or  adversely affects the use of the fibers or cable of any other  person  using the  Pathnet  System.  The  parties  acknowledge that the Pathnet System includes or will include other  participants,  including Pathnet and other owners and users of telecommunication systems.

         10.7     Customer and Pathnet each agrees to  cooperate  with and support the other in complying  with any requirements applicable to their respective rights and obligations hereunder.

                                                    ARTICLE 11
                                                 INDEMNIFICATION;
                                                 -----------------
                                             LIMITATION OF LIABILITY.
                                             -----------------------

         11.1     Subject to the  provisions of Section  11.4,  Customer  hereby  releases and agrees to indemnify, defend,  protect and hold harmless  Pathnet,  its Affiliates,  and its and their  employees,  officers,  directors, agents,  contractors,  and shareholders  ("Indemnified  Persons"),  from and against any third party claims, suits, proceedings and actions ("Claims") for:

         (a)      Any injury,  death,  loss or damage to any person,  tangible property or facilities of any person or entity  (including  reasonable  attorney  fees and costs at trial and  appeal)  to the  extent arising out of or resulting  from the acts or  omissions,  negligent or  otherwise,  of Customer, its officers,  directors,  employees, agents or contractors in connection with its performance or non-performance under this Agreement;

         (b)      Any  liabilities or damages  (including  reasonable  attorney fees and costs at trial and appeal)
                  arising out of any violation by Customer of regulations,  rules,  statutes or court orders of any local,  state or federal  governmental  agency,  court or body in connection with its performance under this Agreement; and

         (c)      Any  liabilities  or damages  asserted  by  Customer's  telecommunications  clients  and  arising directly  or  indirectly  from any  outages,  disruptions  or  interruptions  of  service  in the operation  of the  Customer  Fibers or any  failure of such  fibers to  transmit  accurately  any message.

         11.2     Subject to the  provisions  of Section  11.4,  Pathnet  hereby  releases and agrees to indemnify, defend,  protect and hold  harmless  Customer and its  Indemnified  Persons from and against any third party Claims for:

         (a)      Any injury,  death,  loss or damage to any person,  tangible property or facilities of any person or entity  (including  reasonable  attorney  fees and costs at trial and  appeal),  to the extent arising out of or resulting from the acts or omissions,  negligent or otherwise,  of Pathnet, its officers,  directors,  employees,  agents or  contractors in connection  with its  performance or non-performance under this Agreement;

         (b)      Any  liabilities or damages  (including  reasonable  attorney fees and costs at trial and appeal)
                  arising out of any violation by Pathnet of  regulations,  rules,  statutes or court orders of any local,  state or federal  governmental  agency,  court or body in connection with its performance under this Agreement; and

         (c)      Any failure by Pathnet to obtain and/or  maintain,  throughout  the Initial Term,  all Underlying
                  Rights  reasonably  necessary  or  appropriate  to permit  Customer to use and enjoy the Customer
                  Fibers,  Associated  Conduit  and  collocation  space,  as  provided  herein.  Customer  shall be permitted to participate  in any such defense at its sole cost and expense,  provided it conducts such participation in a manner that does not interfere with Pathnet's defense.

         11.3     Pathnet and  Customer  hereby  expressly  recognize  and agree that each  Party's  obligation  to indemnify,  defend,  protect and save  harmless  Indemnified  Persons is a material  obligation  to the  continuing performance of the Parties' other  obligations,  if any,  hereunder.  However,  in the event that either Pathnet or
Customer fails for any reason to so indemnify,  defend,  protect and save harmless, the injured Party's sole remedy in such  event  shall be the right to bring an  arbitration  proceeding  pursuant  to the  terms of this  Agreement against the other for damages as a result of such failure to  indemnify,  defend,  protect and save  harmless.  The obligations of this Section 11.3 shall survive the expiration or earlier  termination  of this  Agreement.  Pathnet and  Customer  each  affirmatively  state and  warrant to the other that its  indemnity  obligation  as to property damage or personal  injury will be supported by liability  insurance to be furnished by it;  provided that recovery
                                                                                             --------
under or in respect of this indemnity shall not be limited to the proceeds of any such insurance.

         11.4     Notwithstanding  any provision of this  Agreement to the contrary,  neither party shall be liable to the other  party for any  special,  incidental,  indirect,  punitive  or  consequential  costs,  liabilities  or damages,  whether  foreseeable  or not,  arising out of, or in connection  with,  such party's  performance  of its obligations  under this Agreement.  Nothing  contained  herein shall operate as a limitation on the right of either
Pathnet or  Customer to bring an action for  damages  against any third  party,  including  indirect,  special,  or consequential  damages,  based on any acts or omissions  of such third party as such acts or  omissions  may affect the  construction,  operation  or use of the  Customer  Fibers or the  System  or any  portion  thereof;  provided,
                                                                                                          --------
however,  the above  limitation  of liability  shall apply to indirect  liability  including  Claims  against third parties  who,  directly  or  through  one or more  other  parties,  have a  right  of  indemnification,  impleader, cross-claim,  contribution  or other  right of  recovery  against a Party to this  Agreement.  Each of Pathnet  and
Customer  shall  assign such rights or claims,  execute  such  documents  and do  whatever  else may be  reasonably necessary to enable the other to pursue any such action against such third party.

                                                    ARTICLE 12.
                                                    INSURANCE
                                                    ---------

         12.1     At all times during the Term each party shall procure and maintain in force, at its own expense:

                  (a)      not less than  $10,000,000  (which may include  umbrella  liability  coverage)  combined single limit liability  insurance,  on an occurrence  basis,  for personal injury and property  damage,  including, without  limitation,  injury or damage  arising  from the  operation  of vehicles or equipment  and  liability  for completed operations;

                  (b)      workers'  compensation  insurance in amounts  required by applicable  law and employers'
liability insurance with a limit of at least $1,000,000 per occurrence;

                  (c)      automobile  liability  insurance  covering death or injury to any person or persons,  or damage to property  arising from the  operation of vehicles or equipment,  with limits of not less than  $2,000,000 per occurrence; and

                  (d)      any  other  insurance  coverages   specifically  required  of  such  party  pursuant  to
Pathnet's right-of-way agreements with railroads or other third parties.

         12.2     Both parties  expressly  acknowledge  that a party shall be deemed to be in  compliance  with the provisions  of  this  Article  if  it  maintains  a  self-insurance  program  providing  for a  retention  of up to
$1,000,000.  If either  party  provides  any of the  foregoing  coverages on a  claims-made  basis,  such policy or policies  shall be for at least a three-year  extended  reporting or discovery  period.  Unless  otherwise  agreed,
Customer's and Pathnet's  insurance  policies shall be obtained and maintained  with companies  rated "A" or better by Best's Key  Rating  Guide and each party  shall  provide  the other  with an  insurance  certificate  confirming compliance with this requirement for each policy providing such required coverage.

         12.3     If  either  party  fails to  obtain  the  required  insurance  or fails to  obtain  the  required certificates  from any  contractor  and a claim is made or suffered,  such party shall  indemnify and hold harmless the other party from any and all claims for which the required  insurance  would have provided  coverage.  Further, in the event of any such failure which  continues  after seven (7) days' written notice thereof by the other party, such  other  party  may,  but  shall not be  obligated  to,  obtain  such  insurance  and will have the right to be reimbursed for the cost of such insurance by the party failing to obtain such insurance.

         12.4     In the event coverage is denied or  reimbursement  of a properly  presented  claim is disputed by the carrier for  insurance  provided  above,  the party  carrying such coverage  shall make  good-faith  efforts to pursue such claim with its carrier.

         12.5     Customer and Pathnet  hereby  mutually  waive their  respective  rights of recovery  against each other  and the  officers,  directors,  shareholders,  partners,  joint  venturers,  employees,  agents,  customers, invitees,  or business  visitors of either  party,  for any loss  arising  from any cause  covered or that would be covered by fire,  extended  coverage,  All Risks or other insurance  required to be carried under this Agreement or now or hereafter  existing for the benefit of the  respective  party.  Customer and Pathnet will cause from time to time their  respective  insurers to issue  appropriate  waiver of subrogation  rights  endorsements to all property insurance policies carried in connection with their respective property.

                                                    ARTICLE 13.
                                 TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS
                                 ----------------------------------------------

         13.1     The parties  acknowledge  and agree that it is their mutual  objective and intent to (a) minimize the aggregate  Impositions payable with respect to the Pathnet System, and (b) share such Impositions  according to their  respective  interests in the Pathnet  System.  They agree to cooperate with each other and coordinate  their efforts to achieve such objectives in accordance with the provisions of this Article.

         13.2     Pathnet shall be  responsible  for and shall timely pay any and all  Impositions  with respect to the  construction  or operation of the Pathnet System which  Impositions  are  (a) imposed or assessed prior to the
Effective  Date;  or  (b) imposed  or assessed in exchange  for the approval of the  original  construction  of the
Pathnet  System;  or (c) that were  assessed in return for the  original  right to install  the  Pathnet  System on public property or in public right of way.

         13.3     Except as to Impositions  described in section 13.2,  following the Effective Date Customer shall be  responsible  for and shall pay all  Impositions  (a) imposed  on, based on, or otherwise  measured by the gross receipts,  gross  income,  net  receipts  or net income  received  by or accrued to  Customer  with  respect to the ownership  (consistent  with  Section  6.3) or use of the  Customer  Fibers;  or  (b) which  have  been  separately assessed,  allocated to, or imposed on the Customer  Fibers.  If the Customer Fibers are the only fibers located in a segment from the point where the segment  leaves the Pathnet  System  right-of-way  to a Customer  POP,  Customer shall be solely responsible for any and all Impositions imposed on or with respect to such segment.

(a)      To the extent such  Impositions  are not  separately  assessed,  allocated  to or imposed on the  Customer
Fibers,  Pathnet will pay all such  Impositions.  Pathnet shall notify  Customer of such  Imposition,  and Customer shall promptly reimburse Pathnet for Customer's Proportionate Share of all such Imposition.

         13.4     Pathnet  shall  have the  right to  contest  any  Imposition  (including  by  nonpayment  of such
Imposition).  The out-of-pocket  costs and expenses (including  reasonable  attorneys' fees) incurred by Pathnet in any such  contest  shall be shared by Pathnet and  Customer in the same  proportion  as to which the parties  would have shared in such  Impositions as they were  assessed.  Any refunds or credits  resulting from a contest  brought pursuant to this  Section shall  be divided  between  Pathnet and  Customer in the same  proportion  as  separately determined or as originally  assessed.  In any such event,  Pathnet shall provide  timely notice of such  challenge to Customer.

13.5     Customer  shall  have the right to protest by  appropriate  proceedings  any  Imposition.  In such  event,
Customer shall indemnify and hold Pathnet  harmless from any expense,  legal action or cost,  including  reasonable attorneys' fees, resulting from Customer's exercise of its rights hereunder.

(a)      The  foregoing  notwithstanding,  Pathnet,  at its option and at its own expense,  shall have the right to direct and manage any  contest  regarding  an  Imposition  that  relates to the  Pathnet  System  that  affects the interest of Pathnet;  subject,  however, to reasonable and appropriate consultation with Customer.  Customer agrees to cooperate with Pathnet in any such contest.

(b)      If Customer has exhausted all its rights of appeal in protesting  any  Imposition and has failed to obtain the relief sought in such proceedings or appeals  ("Finally  Determined Taxes and Fees"),  Customer and Pathnet may
                                                    ----------------------------------
agree to relocate a portion of the Pathnet System to avoid the  jurisdiction  that imposes or assesses such Finally
Determined  Taxes and Fees (subject to the consent and  participation of the other interest holders in the affected portion of the Pathnet  System).  If Customer and Pathnet do not determine to relocate the affected  portion of the
Pathnet System,  Customer shall have the right to terminate its use of the Customer Fibers in the affected  portion of the Pathnet  System.  Such  termination  shall be  effective  on the date  specified  by Customer in a notice of termination,  but not  earlier  than  ninety  (90) days after the  notice.  Upon such  termination,  the IRU in the affected  portion of the Pathnet  System  shall  immediately  terminate,  and the  Customer  Fibers in the affected portion of the Pathnet System shall  thereupon  revert to Pathnet  without  reimbursement  of any of the IRU Fee or other payments previously made with respect thereto.

         13.6     Pathnet  and  Customer  agree to  cooperate  fully in the  preparation  of any returns or reports relating to the  Impositions.  Pathnet and  Customer  further  acknowledge  and agree that the  provisions  of this
Article are intended to allocate the  Impositions on procedures  and methods of  computation  that are in effect on the date of this  Agreement.  Material  changes  in such  procedures  and  methods  could  significantly  alter the fundamental  economic  assumptions of the parties underlying this Agreement.  Accordingly,  the parties agree that, if such  procedures  or methods of  computation  change  materially,  the parties  will  negotiate in good faith an amendment to this Article to  preserve,  to the extent  reasonably  practicable,  the economic intent and effect of this Article.

                                                    ARTICLE 14.
                                                     NOTICES
                                                     -------

         All notices and other  communications  required or permitted  under this Agreement shall be in writing and shall be given by United  States  first class mail,  postage  prepaid,  registered  or  certified,  return  receipt requested,  or by hand  delivery  (including  by means of a  professional  messenger  service  or  overnight  mail)
addressed as follows:

         All notices and other communications shall be given to Customer at:

                           Enron Broadband Services, Inc.
                           1400 Smith Street
                           Houston TX 77002
                           Attn: Vice President, IRU Transactions
with a copy to:

                           Enron Broadband Services, Inc.
                           1400 Smith Street
                           Houston TX 77002
                           Attn:  General Counsel

         All notices and other communications shall be given to Pathnet at:

                           Pathnet
                           11720 Sunrise Valley Drive
                           Reston, Virginia 20191
                           Attn: Vice President, Network Operations
                           Attn: General Counsel

                  Any such notice or other  communication  shall be deemed to be effective  when actually  received or  refused.  Either  party may by similar  notice  given  change  the  address  to which  future  notices or other communications shall be sent.

                                                    ARTICLE 15.
                                                 CONFIDENTIALITY
                                                 ---------------

         15.1     As used herein,  "Confidential  Information"  shall mean this Agreement and all materials,  maps,
                                    -------------------------
and other  documents  that are  marked  confidential  and  disclosed  by one party to the other in  fulfilling  the provisions  and  intent of this  Agreement,  as well as  confidential  or  proprietary  information  that is orally disclosed,  provided that, for information  that is orally  disclosed,  the disclosing party indicates to recipient at the time of disclosure the  confidential  or proprietary  nature of the  information  and confirms in writing to the recipient  within 30 days after such disclosure  that such  information is  confidential.  Each party agrees to hold the  Confidential  Information  of the other party in  confidence.  Neither  party shall  divulge or otherwise disclose  the  provisions  of this  Agreement  to any third party  without the prior  written  consent of the other party,  except that either party may make  disclosure to those required for the  implementation  of this Agreement, and to customers and prospective customers,  purchasers and prospective purchasers,  auditors, attorneys, financial advisors,  lenders and prospective  lenders,  investors and prospective  investors,  provided that in each case the recipient  agrees  in  writing  to be  bound by the  confidentiality  provisions  set  forth  in this  section.  In addition,  either party may make disclosure as required by a court order or as otherwise  required by law or in any legal  or  arbitration  proceeding  relating  to  this  Agreement.  If  either  party  is  required  by  law  or by interrogatories,  requests for information or documents,  subpoena,  civil investigative  demand or similar process to disclose  the  provisions  of this  Agreement or the design  information  referred to in this  Section,  it will provide the other party with prompt  prior  written  notice of such request or  requirement  so that such party may seek an  appropriate  protective  order and/or  waive  compliance  with this  Section.  The party whose  consent to disclose  information is requested shall respond to such request,  in writing,  within five (5) working days of the request by either  authorizing  the disclosure or advising of its election to seek a protective  order,  or if such party fails to respond within the prescribed period the disclosure shall be deemed approved.

                  (a)      Nothing  herein  shall  be  construed  as  granting  any  right  or  license  under  any copyrights, inventions, or patents now or hereafter owned or controlled by Pathnet.

                  (b)      Upon  termination of this Agreement for any reason or upon request of Pathnet,  Customer shall return all  Confidential  Information,  together with any copies of same,  to Pathnet.  The  requirements  of confidentiality set forth herein shall survive return of such Confidential Information.

                  (c)      Customer  shall  not,  without  first  obtaining  written  consent of  Pathnet,  use any trademark or trade name of Pathnet or refer to the subject matter of this  Agreement or Pathnet in any  promotional activity or otherwise, nor disclose to others any specific information about the subject matter of this Agreement.

         15.2     The provisions of this Article shall survive expiration or other termination of this Agreement.

                                                    ARTICLE 16.
                                                      DEFAULT
                                                      -------

16.1     A party shall be in default under this Agreement in the following events:

                  (a)      in the case of a failure to pay any amount  when due under  this  Agreement,  such party fails to pay such amount within ten (10) days after written notice specifying such breach, or

                  (b) the making by such party of a general assignment for the benefit of its creditors;

                  (c) the filing of a voluntary  petition in  bankruptcy  or the filing of a petition in bankruptcy or other insolvency  protection  against such party that is not dismissed within ninety (90) days thereafter;

                  (d) the filing by such party of any petition or answer  seeking,  consenting  to, or  acquiescing in reorganization,  arrangement,  adjustment,  composition,  liquidation,  dissolution or similar relief,

                  (e)      in the case of any other material breach of this  Agreement,  a party fails to cure such within thirty (30) days after notice  specifying  such breach,  provided that if the breach is of a nature  that cannot be cured  within  thirty (30) days,  a default  shall not have  occurred so long as the  breaching  party has  commenced  to cure  within  said time  period  and  thereafter diligently  pursues  such  cure to  completion,  provided  that  no such  cure  period  shall  be permitted in connection with a default that  materially  interferes with service on the System or otherwise materially and adversely affects the integrity of the System.

         16.2     A waiver by either party at any time of any of its rights as to anything  herein  contained shall not be deemed to be a waiver of any breach of covenant or other matter subsequently occurring.

         16.3     Upon the  failure  by a party  to  timely  cure  any  such  default  after  notice  thereof,  the non-default  party may: (i) take such action as it determines,  in its sole discretion,  to be necessary to correct the default;  and (ii) pursue any legal remedies it may have under  applicable law or principles of equity relating to such breach.

                                                    ARTICLE 17.
                                               INTENTIONALLY OMITTED

                                                    ARTICLE 18.
                                                  FORCE MAJEURE
                                                  -------------

         Neither  party shall be liable to the other  party,  and each  party's  performance  under this  Agreement shall be excused,  if and to the extent that any failure or delay  in such  party's  performance  of one or more of its  obligations  hereunder is caused by any of the  following  conditions,  and such party's  performance  of such obligation or  obligations  shall be excused and extended for and during the period of any such delay:  act of God;
fire; flood; fiber,  Cable, or other material failures,  shortages or unavailability or other delay in delivery not
resulting  from  the  responsible  party's  failure  to  timely  place  orders  therefor;   lack  of  or  delay  in
transportation;   government  codes,   ordinances,   laws,  rules,   regulations  or  restrictions   (collectively,
"Regulations");  war or civil disorder; strikes or other labor disputes;  inability of Pathnet to obtain track time or access to the  Pathnet  System;  or any other  cause  beyond the  reasonable  control of such  party.  The party claiming  relief under this Article  shall notify the other in writing of the  existence of the event relied on and the cessation or termination  of said event,  and the party claiming  relief shall exercise  reasonable  commercial efforts to minimize the time of any such delay.

                                                    ARTICLE 19.
                                               DISPUTE RESOLUTION
                                               ------------------

         19.1     Application.  Any claim,  controversy or dispute,  whether sounding in contract,  statute,  tort,
                  -----------
fraud,  misrepresentation  or other legal  theory,  related  directly or  indirectly  to this  Agreement,  whenever brought and whether  between the parties to this  Agreement or between one of the parties to this Agreement and the employees,  agents or affiliated  businesses of the other party,  shall be resolved by arbitration as prescribed in this section.  The Federal  Arbitration  Act, 9 U.S.C.ss.ss.1-15, not state law, shall govern the  arbitrability  of all claims.

         19.2     Arbitrator.  A single  arbitrator  engaged in the practice of law who is knowledgeable  about the
                  ----------
subject  matter of this  Agreement  shall  conduct the  arbitration  under the then  current  rules of the American
Arbitration  Association  (the "AAA").  The arbitrator  shall be selected in accordance  with AAA procedures from a
                                ---
list of qualified  people  maintained  by the AAA.  The  arbitration  shall be  conducted  in a  mutually-agreeable location in the Dallas, Texas area, and all expedited procedures prescribed by the AAA rules shall apply.

         19.3      Discovery.  Discovery  shall  be  conducted  in  accordance  with  the  Federal  Rules  of Civil
                   ---------
Procedure.  Each party shall bear its own costs and  attorneys'  fees, and the parties shall share equally the fees and expenses of the arbitrator.  The  arbitrator's  decision and award shall be final and binding,  and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         19.4      Enforcement.  If any party files a judicial or  administrative  action  asserting claims subject
                   -----------
to arbitration as prescribed herein,  and another party  successfully  stays such action or compels  arbitration of said claims,  the party filing said action shall pay the other party's costs and expenses  incurred in seeking such stay or compelling arbitration, including reasonable attorneys' fees.

         19.5     Limitation on Damages.  In no event shall the arbitrator or  arbitrators  have the power to award
                  ---------------------
any damages for lost or prospective profits, or any other special, punitive, exemplary,  consequential,  incidental or indirect  losses or damages as a result of the  performance  or  nonperformance  of its  obligations  under this
Agreement,  or its acts or  omissions  related to this  Agreement,  whether  or not  arising  from  sole,  joint or concurrent negligence,  strict liability,  or otherwise,  regardless of whether such damages may be available under applicable  law. Each party hereby waives its rights,  if any, to recover any such damages,  whether in arbitration or litigation

                                                    ARTICLE 20.
                                     ASSIGNMENT AND CUSTOMER FIBER TRANSFERS
                                     ---------------------------------------

         20.1     Subject to Section 6.3,  following the Effective Date,  Customer may sell, lease,  assign or swap an IRU in, or  otherwise  lease,  license,  or permit the use of, the Customer  Fibers.  Customer may not assign or otherwise  transfer  this  Agreement or its rights or  obligations  hereunder to any other party  without the prior written  consent of  Pathnet,  which  consent  shall not be  unreasonably  withheld;  provided,  however,  any such
                                                                                      --------   -------
assignee or  transferee  shall  agree in writing to be bound and abide by this  Agreement.  If any such  consent is given,  Customer  nevertheless  shall remain fully and primarily  liable for all obligations  under this Agreement.
Customer  shall have the right,  without  Pathnet's  consent,  to assign or otherwise  transfer  this  Agreement as collateral  to any  lender,  or to  any  Affiliate  of  Customer,  or to  any  corporation  that  purchases  all or substantially  all of the assets of Customer;  provided,  however,  that: (a) any such assignment or transfer shall
                                               --------   -------
be subject to  Pathnet's  rights under this  Agreement  and any assignee or  transferee  shall  continue to perform
Customer's  obligations  to Pathnet  under the terms and  conditions  of this  Agreement;  and (b) such assignee or transferee  shall agree in writing to be bound and abide by this Agreement.  In the event of any permitted  partial assignment  of any rights  hereunder or in any  Customer  Fibers,  Customer  shall remain the sole point of contact with Pathnet.

         20.2     Pathnet  may not  assign or  otherwise  transfer  this  Agreement  or its  rights or  obligations hereunder  to any  other  party  without  the  prior  written  consent  of  Customer,  which  consent  shall not be unreasonably  withheld;  provided,  however, any such assignee or transferee shall agree in writing to be bound and
                         --------   -------
abide by this  Agreement.  Pathnet  shall  have the  right,  without  Customer's  consent,  to assign or  otherwise transfer  this  Agreement as  collateral  to any  institutional  lender or to any  Affiliate of Pathnet,  or to any entity into which Pathnet may be merged or  consolidated or that purchases all or  substantially  all of the assets of Pathnet;  provided,  however,  that: (a) any such  assignment or transfer shall be subject to Customer's  rights
             --------   -------
under this  Agreement and any assignee or transferee  shall  continue to perform  Pathnet'  obligations to Customer under the terms and  conditions of this  Agreement;  and (b) such assignee or transferee  shall agree in writing to be bound and abide by this  Agreement.  In the event of any permitted  partial  assignment of any rights  hereunder or in any fibers in the Cable, Pathnet shall remain the sole point of contact with Customer.

         20.3     A transfer or  assignment  in  violation of this Article  shall  constitute a material  breach of this Agreement.

                                                    ARTICLE 21.
                                 REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS
                                 -----------------------------------------------

         21.1     Each party represents and warrants that:

                  (a)      it has the full right and  authority  to enter  into,  execute,  deliver and perform its obligations under this Agreement;

                  (b)      this Agreement  constitutes a legal,  valid and binding obligation  enforceable  against such party in  accordance  with its  terms,  subject  to  bankruptcy,  insolvency,  creditors'  rights and  general equitable principles; and

                  (c)      its execution of and  performance  under this Agreement shall not violate any applicable existing  regulations,  rules,  statutes or court orders of any local, state or federal government agency, court or body.

                  (d)      Subject to Section  21.2(d)  below as to  Pathnet,  neither  Party shall cause or permit any portion of its interest in the Customer  Fibers or its interest in the Pathnet  System to become subject to any material  mechanics  lien,  materialmans'  lien,  vendor's  lien or any similar lien whether by operation of law or otherwise.  In the  event  either  Pathnet  or  Customer  breaches  its  obligations  in  this  Section,  it  shall immediately  notify the other in writing,  shall  promptly  cause such lien to be discharged and released of record without cost to the other,  and shall  indemnify  the other  against all costs and expenses  (including  reasonable attorneys fees and court costs at trial and on appeal)  incurred in discharging  and releasing such lien;  provided
                                                                                                           --------
that:  (a) Pathnet and  Customer  shall each have the right to contest  such lien or the  validity  thereof in good faith by  appropriate  proceeding  which shall operate to prevent the  collection or  foreclosure  of the contested lien;  and (b) the contesting  party shall cause any such lien to be discharged  prior to the  commencement  of any foreclosure action on such lien.

21.2     Pathnet represents and warrants to Customer that:

                  (a) Pathnet has obtained all permits and other  governmental and third-party  approvals  required for the installation of the Pathnet System and the performance of its obligations under this Agreement.

                  (b)      In its ownership,  operation and maintenance of the Pathnet System,  Pathnet will comply with all applicable local, municipal, state or federal laws, orders and regulations.

                  (c)      Notwithstanding  anything to the contrary  contained herein,  that it has obtained,  and shall maintain  throughout the term, any and all rights of way,  easements,  licenses and other agreements relating to the grant of rights and interests,  and/or access to the real property  underlying the Pathnet System (including the  Associated  Conduit)  and such  other  rights,  licenses,  permits,  authorizations,  and  approvals  that are necessary in order to permit  Pathnet to grant the IRUs,  and otherwise to perform its  obligations  hereunder,  in accordance  with the terms and  conditions  hereof,  and to  permit  Customer  to use the  Associated  Conduit  and
Customer  Fibers  as dark  fibers  as  provided  and  permitted  hereunder  and in  accordance  with the  terms and conditions  hereof  (collectively,  the  "Underlying  Rights").  Underlying  Rights  shall not be deemed to include franchises,  municipal  licenses and other  approvals or permits  issued by  governmental  authorities  that may be necessary  for the  creation and sale of  telecommunications  capacity on the  Customer  Fibers.  In the event that
Pathnet  receives notice that it has not obtained a necessary  Underlying  Right, or that an Underlying Right is or may be  defective,  and such  failure  or defect  poses a  significant  threat  to, or  actually  interferes  with,
Customer's  continued  use and  enjoyment  of the  System,  Pathnet  will take such  steps as it  reasonable  deems appropriate to confirm the integrity of the Underlying Rights,  acquire additional  Underlying Rights, or take such other action as may be appropriate to protect  Customer's rights to exercise its rights hereunder.  Notwithstanding the foregoing,  if Customer  becomes aware that a failure or defect in an Underlying Right poses an imminent threat to Customer's  continued  ability to exercise its rights  hereunder,  including,  without  limitation,  an imminent threat of injunction  threatening  Customer's  right to operate the system,  Customer will promptly advise Pathnet, either  telephonically  or in writing,  and will discuss in good faith the appropriate  actions to be taken. If, in
Customer's  sole judgment,  Pathnet's  proposed  actions are not adequate to resolve the  situation,  or if Pathnet takes action but, in  Customer's  sole  judgment,  such actions are not  resolving  the  situation  satisfactorily,
Customer  may take such action that it deems  appropriate  to ensure its  continuing  right to exercise  its rights hereunder, and Pathnet shall reimburse Customer on demand for all costs and expenses incurred in doing so.

         (d)      Pathnet owns clear,  exclusive,  legal title to the Customer Fibers and Associated Conduit,  free and clear of all liens,  security interests or other  encumbrances,  except that the Pathnet System,  including the
Customer Fibers and Associated  Conduit are subject to a lien in favor of certain lenders as more  particularly set forth in that certain Amended and Restated  Collateral  Agency  Agreement and  Intercreditor  Agreement dated as of
September  7, 2000 between  Pathnet and certain  lenders  referenced  therein  that are  currently  parties to such
Agreement  or who may be added in the  future.  Pathnet  has all  necessary  right and  authority  to  perform  its obligations pursuant to this Agreement.

         21.3     EXCEPT AS SPECIFICALLY SET FORTH IN THIS ARTICLE AND IN SECTION 4.2, PATHNET MAKES NO WARRANTY,
EXPRESS OR IMPLIED, WITH RESPECT TO THE CUSTOMER FIBERS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

         21. 4    Pathnet  will assign to Customer  all  manufacturers'  warranties  that  pertain to the  Customer
Fibers,  to the extent that they are  assignable.  If a  manufacturer's  warranty is not  assignable,  Pathnet will exercise reasonable efforts to enforce such warranty on behalf of Customer.

                                                    ARTICLE 22.
                                                      GENERAL
                                                      -------

         22.1     Binding  Effect.  This  Agreement  and each of the  parties'  respective  rights and  obligations
                  ---------------
under this  Agreement,  shall be binding on and shall inure to the benefit of the parties  hereto and each of their respective permitted successors and assigns.

         22.2     Waiver1.  The  failure of either  party  hereto to enforce  any of the
                  ------
provisions of this  Agreement,  or the waiver  thereof in any instance,  shall not be construed as a general waiver or  relinquishment on its part of any such provision,  but the same shall  nevertheless be and remain in full force and effect.

         22.3     Governing  Law.  This  Agreement  shall be  governed  by and  construed  in  accordance  with the
                  --------------
domestic laws of the State of New York, without reference to its choice of law principles.

         22.4     Rules of  Construction.  The captions or headings in this Agreement are strictly for  convenience
                  ----------------------
and shall not be  considered  in  interpreting  this  Agreement  or as  amplifying  or limiting any of its content.
Words in this Agreement  which import the singular  connotation  shall be  interpreted  as plural,  and words which import the  plural  connotation  shall be  interpreted  as  singular,  as the  identity  of the  parties or objects referred to may require.

                  (a)      Unless  expressly  defined  herein,  words having well known technical or trade meanings shall be so  construed.  All listing of items shall not be taken to be  exclusive,  but shall  include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

                  (b)      Except as set forth to the contrary  herein,  any right or remedy of Customer or Pathnet shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

                  (c)      Nothing in this  Agreement  is  intended  to provide  any legal  rights to anyone not an executing party of this Agreement.

                  (d)      This Agreement has been fully negotiated between and jointly drafted by the parties.

                  (e)      All actions,  activities,  consents,  approvals and other undertakings of the parties in this  Agreement  shall be  performed  in a  reasonable  and timely  manner,  it being  expressly  acknowledged  and understood  that time is of the  essence in the  performance  of  obligations  required to be  performed  by a date expressly  specified  herein.  Except as  specifically  set forth  herein,  for the purpose of this  Agreement  the standards and practices of performance within the  telecommunications  industry in the relevant market shall be the measure of a party's performance.

         22.5     Entire Agreement.  This Agreement,  together with any  Confidentiality  Agreement entered into in
                  ----------------
connection  herewith,  constitutes  the entire and final  agreement  and  understanding  between the  parties  with respect to the subject  matter hereof and supersedes  all prior  agreements  relating to the subject matter hereof, which are of no  further  force or effect.  The  Exhibits  referred  to herein are  integral  parts  hereof and are hereby  made a part of this  Agreement.  To the  extent  that  any of the  provisions  of any  Exhibit  hereto  are inconsistent  with the express terms of this Agreement,  the terms of this Agreement shall prevail.  This Agreement may only be modified or  supplemented  by an  instrument  in writing  executed by each party and  delivered  to the party relying on the writing.

         22.6     No Personal  Liability.  Each  action or claim  against  any party  arising  under or relating to
                  ----------------------
this Agreement  shall be made only against such party as a corporation,  and any liability  relating  thereto shall be enforceable  only against the corporate  assets of such party.  No party shall seek to pierce the corporate veil or otherwise seek to impose any liability  relating to, or arising from,  this Agreement  against any  shareholder, employee,  officer or director of the other party.  Each of such persons is an intended  beneficiary  of the mutual promises set forth in this Article and shall be entitled to enforce the obligations of this Article.

         22.7     Relationship  of the Parties.  The  relationship  between  Customer and Pathnet shall not be that
                  ----------------------------
of partners,  agents,  or joint venturers for one another,  and nothing contained in this Agreement shall be deemed to constitute a  partnership  or agency  agreement  between them for any  purposes,  including,  but not limited to federal income tax purposes.  Customer and Pathnet,  in performing  any of their  obligations  hereunder,  shall be independent  contractors or independent  parties and shall  discharge  their  contractual  obligations at their own risk subject, however, to the terms and conditions hereof.

         22.8     Severability.  If any term,  covenant  or  condition  contained  herein is, to any  extent,  held
                  ------------
invalid or  unenforceable  in any respect under the laws governing this Agreement,  the remainder of this Agreement shall  not be  affected  thereby,  and each  term,  covenant  or  condition  of this  Agreement  shall be valid and enforceable to the fullest extent permitted by law.

         22.9     Counterparts.  This  Agreement  may be executed in one or more  counterparts,  all of which taken
                  ------------
together shall constitute one and the same instrument.

         In  confirmation  of their  consent  and  agreement  to the terms  and  conditions  contained  in this IRU
Agreement and intending to be legally bound  hereby,  the parties have executed this  IRU Agreement  as of the date first above written.

                  PATHNET OPERATING, INC.

                  By:     /s/ William R. Smedberg V
                          -----------------------------------------------------
                           Name:William R. Smedberg V
                           Title: Vice President

                  ENRON BROADBAND SERVICES, INC.

                  By:    /s/ Matt Harris
                         -----------------------------------------------------
                           Name:Matt Harris
                           Title: Vice President